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                                                                    Exhibit 10.7

                             STOCK PLEDGE AGREEMENT

                  THIS AGREEMENT is made and entered into as of April 18, 2000 (this "Agreement") by and among Balanced Care Corporation, a Delaware corporation ("BCC"), the other parties listed on Schedule 1 attached hereto, all of which are Delaware corporations and are wholly owned subsidiaries of BCC (collectively referred to herein as "Subsidiaries", and together with BCC, collectively the "Pledgor"), the parties listed on Schedule 2 attached hereto, all of which are Delaware corporations (individually, a "Company" and collectively, the "Companies"), FRR Investments Limited, a Cayman Island corporation ("FRR"), and IPC Advisors S.A.R.L., a Luxembourg corporation ("IPC", and together with FRR, "Secured Party").

                                   WITNESSETH:

                  WHEREAS, Pledgor is the owner of 100% of the common stock of each Company (the "Equity Interests"), which Equity Interests represent 100% of the equity interests in each Company; and

                  WHEREAS, BCC has executed that certain Series One 1999 BCC Discount Note dated December 29, 1999 in favor of FRR (the "Note") evidencing a loan made by FRR to BCC in the issued amount of $7,424,580, the proceeds of which have been advanced by BCC to each Company in order for each Company to purchase certain real property; and

                  WHEREAS, Pledgor, being all of the shareholders of the Companies, have received a direct benefit from the consummation of the transactions evidenced by the Note and other Loan Documents; and

                  WHEREAS, BCC has executed and delivered to IPC an Indemnification, Defense, Hold Harmless and Reimbursement Agreement dated as of December 29, 1999 (the "Indemnification Agreement"), whereby BCC has agreed to certain indemnification obligations in connection with the BCC-IPC Note (as defined in the Indemnification Agreement); and

                  WHEREAS, it is a condition precedent to the willingness of Secured Party to enter into the other Loan Documents that Pledgor execute and deliver this Agreement in favor of Secured Party.
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                  NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                  1. Equity Pledge. Pledgor hereby pledges, grants a security interest in, mortgages, assigns, transfers, delivers, sets over and confirms unto Secured Party, its successors and assigns, all of Pledgor's right, title and interest in and to all Equity Interests owned by Pledgor (collectively, the "Pledged Interests"), and delivers to FRR, as agent for itself and IPC, the certificates representing or evidencing the Pledged Interests on the date hereof, which certificates are listed on Schedule 3 attached hereto (collectively, the "Certificates"), with equity powers attached duly endorsed in blank by each Pledgor, receipt of which is acknowledged by FRR, as agent for itself and IPC, as security for Pledgor's complete payment and performance of all obligations of Pledgor and each Company under the Loan Documents (the "Secured Obligations"). Upon the payment and satisfaction in full of the Secured Obligations, this Agreement and the security interests granted hereby in the Pledged Interests shall be released (with FRR, as agent for itself and IPC, returning all certificates evidencing Pledged Interests and Secured Party taking such other action as Pledgor may reasonably request to release the security interests granted hereby).

                  2. Representations and Warranties. Each Pledgor and each Company jointly and severally represent and warrant to each Secured Party that:

                           (i) except for restrictions under applicable Federal
and state securities laws, there are no restrictions upon the transfer of the Pledged Interests and Pledgor has good and valid title to the Pledged Interests free and clear of any and all liens, charges, options, shareholder agreements, refusal rights, restrictions or encumbrances of any kind or nature thereon or affecting title thereto (except for the pledge of the Pledged Interests to Secured Party as provided in this Agreement);

                           (ii) the Pledged Interests (a) have been duly
authorized and issued by all requisite corporate action taken on the part of each Company, and are fully paid and non-assessable and (b) the Pledged Interests are evidenced by the Certificates listed on Schedule 3 attached hereto on the books and records of the appropriate Company;

                           (iii) each Pledgor and each Company (a) is a
corporation duly organized, validly existing and in good standing


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under the laws of the State of Delaware, (b) has the power and holds all licenses necessary to carry on its business as it is being conducted and (c) is duly qualified to transact business in each jurisdiction in which qualification is required and where failure to do so would have a material adverse effect on the business of such Company;

                           (iv) no equity interests of any kind or nature of any
Company (whether voting or non-voting, common stock, preferred stock, warrants, convertible securities or otherwise), other than the Pledged Interests, are outstanding;

                           (v) there are no outstanding subscriptions, warrants,
calls, options, rights, commitments, securities or agreements calling for the issuance of, or convertible or exchangeable into, any equity interests or common stock of any Company or for the issuance of any securities convertible or exchangeable, actually or contingently, into such equity interests;

                           (vi) each Pledgor and each Company have full power,
authority and legal right and any approval required by law to enter into and carry out the terms, provisions and agreements contained herein and in the other Loan Documents, and to make the representations and warranties contained herein and the other Loan Documents;

                           (vii) the execution, delivery and performance of this
Agreement and the other Loan Documents by each Pledgor and each Company (to the extent a party) and the delivery of the Pledged Interests to FRR, as agent for itself and IPC, by each Pledgor do not contravene and will not result in the breach of any of the terms and provisions of, or constitute a default under, the charter documents of any Pledgor or any Company or any note, indenture, mortgage, deed of trust, other agreement, commitment, contract, or other instrument, obligation or restriction affecting any Pledgor, any Company or any property owned by any Pledgor or any Company, or violate any statute, ordinance, by-law, code, rule, ruling, regulation, restriction, order, judgment, decree, writ, judicial or administrative interpretation or injunction of any governmental authority having jurisdiction over any Pledgor, any Company or any property owned by any Pledgor or by any Company;

                           (viii) except as already obtained or filed, as the
case may be, no consent or approval or other authorization of, or exemption by, or declaration or filing with, any Person and no waiver of any right by any Person is required to authorize or


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permit, or is otherwise required as a condition to the delivery of the Pledged
Interests to FRR, as agent for itself and IPC, by any Pledgor, the execution and delivery of this Agreement by any Pledgor and/or any Company or any of the other Loan Documents to which any Pledgor and/or any Company is a party to and the performance of their respective obligations hereunder and thereunder or as a condition to the validity or enforceability of any of the same;

                           (ix) this Agreement and the delivery of the Pledged
Interests to FRR, as agent for itself and IPC, creates a duly perfected first and prior possessory security interest in the Pledged Interests in FRR, as agent for itself and IPC; and

                           (x) this Agreement and the other Loan Documents
represent the legal, valid and binding obligation of each Pledgor and each Company (to the extent a party thereto) enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy and creditor's rights laws, and general principles of equity.

                  3. Covenants. Each Pledgor covenants that, until such time as the Secured Obligations have been paid and performed in full, each Pledgor:

                           (i) except as expressly permitted pursuant to the
Loan Documents, shall not, directly or indirectly, sell, assign, exchange, convey, pledge, alienate, hypothecate, gift, devise or otherwise transfer or grant any option with respect to any of Pledgor's rights to the Pledged Interests, whether voluntarily or by operation of law;

                           (ii) shall not, directly or indirectly, create or
suffer to exist any lien, security interest or other charge or encumbrance against, in or with respect to any of the Pledged Interests, whether voluntarily or by operation of law, except for the pledge hereunder and the security interest created hereby;

                           (iii) shall warrant and defend the Pledged Interests
and the lien thereon conveyed to Secured Party by this Agreement against the claims of all Persons;

                           (iv) shall pay, when due, all taxes and any other
charges which may form the basis of a lien, claim or expense upon or in connection with the Pledged Interests or any interest therein;


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                           (v) without limiting the covenants set forth above in
clause (ii) of this Section 3, shall provide written notice to Secured Party of all encumbrances of any kind or nature hereafter placed on the Pledged
Interests, such notice to be delivered to Secured Party within five (5) days of the occurrence of any such encumbrance; and

                           (vi) shall keep in effect each Company's existence
and rights as a corporation under the laws of the State of Delaware.

                  Each Pledgor and each Company jointly and severally covenant that, until all Secured Obligations have been paid in full (a) they shall not agree to a termination of, any supplement to or any amendment or modification of the charter documents of any Company and (b) no additional equity interests (whether voting or non-voting, common stock, preferred stock, warrants, convertible securities or otherwise) of any Company shall be issued, authorized, sold, pledged or transferred after the date hereof, other than pursuant to this Agreement.

                  4. Pledgor to Hold In Trust. Subsequent to the occurrence of any Event of Default (as hereinafter defined), and regardless of whether Secured Party makes any demand or request on Pledgor, Pledgor shall hold in trust for Secured Party any and all cash, checks, drafts, items, or other instruments or writings for the payment of money which may be received by Pledgor as dividends or otherwise with respect to the Pledged Interests, in precisely the form received. Pledgor shall immediately upon request by Secured Party endorse, transfer and deliver any and all such payments to FRR, as agent for itself and IPC, for application against the Secured Obligations. Notwithstanding the foregoing or any other provision contained in any Loan Document, until the occurrence of an Event of Default, each Pledgor shall have the right to vote on matters related to each Company in their respective capacities as Shareholders, and shall have the right to receive dividends from each Company.

                  5. Events of Default/Rights and Remedies. (a) Any one or more of the following events shall be an "Event of Default":

                           (i) the failure to pay any sum due under the Note or
the other Loan Documents on the date when such payment is due;

                           (ii) if Pledgor or any Company shall (A) voluntarily
be adjudicated a bankrupt or insolvent, (B) seek or consent to the appointment of a receiver or trustee for itself or for any of its


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properties, (C) file a petition seeking relief under the bankruptcy or other similar laws of the United States or any other country, any state or any other jurisdiction, (D) make a general assignment for the benefit of creditors, or (E) make or offer a composition of its debts with substantially all of its creditors;

                           (iii)if any court shall enter an order, judgment or
decree appointing, without the consent of Pledgor or any Company (as applicable), a receiver or trustee for such entity or for any of its properties, and such order, judgment or decree shall remain in force, undischarged or unstayed, sixty (60) days after it is entered;

                           (iv) if any petition is filed against Pledgor or any
Company which seeks relief under the bankruptcy or other similar laws of the United States, any other country, any state or any other jurisdiction and such petition is not dismissed within ninety (90) days after it is filed;

                           (v) Pledgor or any Company shall default in any
obligation hereunder, or any representation or warranty made herein shall be false or misleading in any material respect, and in either case the same shall not have been cured within 15 days after written notice is received of any such default or breach; or

                           (vi) Pledgor shall otherwise default under any other
Loan Document beyond the applicable grace or cure period.

                   (b) Upon the occurrence of an Event of Default hereunder, Secured Party, in its sole discretion and without further notice or demand, may do one or more of the following: (i) declare the Secured Obligations to be immediately due and payable; (ii) proceed immediately to exercise any and all of a secured party's rights, powers and privileges with respect to the Pledged Interests, including, without limitation, the right to sell or otherwise dispose of the Pledged Interests or any part thereof (to itself or to any third party) in such manner as Secured Party, in its reasonable discretion may choose, (iii) take over all obligations, duties, liabilities, management and operations of any Company to the exclusion of each Pledgor and receive all profits of such Company or (iv) exercise any other right or remedy not inconsistent with the foregoing which is available to Secured Party under the Pennsylvania Uniform Commercial Code or otherwise available by agreement or under federal or state law. The foregoing remedies are cumulative and


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may be exercised concurrently.

                  (c) Upon an Event of Default hereunder, FRR, as agent for itself and IPC, shall act as the authorized agent and attorney-in-fact of Pledgor in disposing of the Pledged Interests, and in that capacity it is authorized to take such action on behalf of Pledgor as will further such a disposition, including, without limitation, any necessary endorsement or signature in its or Pledgor's name. Pledgor expressly acknowledges that compliance with federal and state securities and other laws may limit the disposition of the Pledged Interests by FRR, as agent for itself and IPC. No disposition of the Pledged Interests by FRR, as agent for itself and IPC, upon a default shall be deemed to be a breach of duty to any Pledgor or to be commercially unreasonable because a better sales price might have been attained through an alternative disposition, if FRR, as agent for itself and IPC, in good faith has determined that the alternative disposition may constitute a violation of state or federal laws. Without limiting the generality of the foregoing, FRR, as agent for itself and IPC, may at any sale of the Pledged Interests restrict the prospective bidders or purchasers of the Pledged Interests to Persons who will represent and agree that they are purchasing the Pledged Interests for their own account for investment, and not with a view to distribution or sale. Any purchaser at a sale conducted pursuant to the terms of this Agreement shall hold the property sold absolutely, free from any claim or right on the part of Pledgor and Pledgor hereby waives any right of redemption, stay or appraisal under present or future law. Each and every purchaser of any of the Pledged Interests shall be vested with equity holder's rights provided by the equity purchased, including, without limitation, all voting and dividend rights. Pledgor agrees that Secured Party may purchase the Pledged Interests or any part thereof at any sale.

                  6. Deficiencies. No disposition of any of the Pledged Interests shall extinguish any obligation of Pledgor except to the extent that the net proceeds are applied thereto.

                  7. Governing Law. This Agreement and the construction and enforcement thereof shall be governed in all respects by the laws of the Commonwealth of Pennsylvania, exclusive of its conflicts of laws principles.

                  8. Waiver. No delay or omission in exercising any right hereunder shall operate as a waiver of such right or any other right.



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
                  9. Binding Effect; Assignment. This Agreement shall be binding upon and shall insure to the benefit of the parties hereto and their respective successors and assigns. Pledgor may not assign its interest in this Agreement without the prior written consent of Secured Party, which consent may be withheld in its sole and absolute discretion.

                  10. Further Cooperation. Pledgor agrees to execute and deliver to Secured Party or FRR, as agent for itself and IPC, such further instruments, notices, certificates, affidavits, financing statements and any other writing or agreement as Secured Party may reasonably request in connection with this Agreement.

                  11. Interpretation. Capitalized terms used but not defined herein have the meanings set forth for such terms in the Note, and the rules of interpretation provided in the Note shall apply to this Agreement.

                  12. Notice. Any notice, request, demand, statement or consent made hereunder shall be in writing and shall be deemed duly given if personally delivered, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provision for a receipt, postage or delivery charges prepaid, and shall be deemed given when postmarked or placed in the possession of such mail or delivery service and addressed as follows:

    If to Pledgor       Balanced Care Corporation
    or any Company:     1215 Manor Drive
                        Mechanicsburg, Pennsylvania 17055
                        Attention:  President

    With copies to:     Balanced Care Corporation
                        1215 Manor Drive
                        Mechanicsburg, Pennsylvania 17055
                        Attention:  Legal Department

               and      Kirkpatrick & Lockhart LLP
                        Henry W. Oliver Building
                        535 Smithfield Street
                        Pittsburgh, Pennsylvania 15235
                        Attention: Steven J. Adelkoff, Esq.

    If to Secured Party:IPC Advisors S.A.R.L.
                        38-40 Rue Sainte Zithe
                        Luxembourg L-2763
                        Attention: J.B. Unsworth



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
               and      Walker House
                        Mary Street
                        George Town, Grand Cayman
                        Attention: J.B. Unsworth

    With copies to:     Goodman, Phillips & Vineberg
                        250 Young Street; Suite 2400
                        Toronto, Ontario M5B 2M6
                        Attention: Stephen Pincus

               and      Unsworth & Associates
                        Herengracht 483, 1017 BT
                        Amsterdam, Netherlands
                        Attention: J.B. Unsworth

or at such other place as Pledgor, any Company or Secured Party may from time to time hereafter designate to the other in writing. Any notice given to one party hereto by another party hereto at any time shall not imply that such notice or any further or similar notice was or is required.

                  13. Captions and Headings. The captions and headings set forth in this Agreement are included for convenience and reference only and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provisions of, or the scope or intent of, this Agreement or any portion hereof.

                  14. Counterparts. The parties hereto may execute this Agreement in any number of counterparts, each of which, when executed and delivered, shall have the force and effect of an original; but all such counterparts shall constitute one and the same instrument.

                  15. Subordination Agreement. This Agreement and the rights of the Secured Party and FRR, as agent for itself and IPC, are subject in all respects to that certain Subordination Agreement dated as of even date herewith among Heller Healthcare Finance, Inc., the Secured Party, the Pledgor and the Realty Companies.



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
                  IN WITNESS WHEREOF, Pledgor, each Company and Secured Party have caused this Agreement to be duly executed and delivered under hand and seal, all as of the day and year first above written.

                                    PLEDGORS:

                                    Balanced Care Corporation

                                    By: /s/Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Senior Vice President and
                                                      Legal Counsel


                                    Balanced Care Realty I, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


                                    Balanced Care Realty II, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


                                    Balanced Care Realty III, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


                                    Balanced Care Realty IV, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary



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                                    Balanced Care Realty V, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


                                    Balanced Care Realty VI, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


                                    Balanced Care Realty VII, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary

                                    Balanced Care Realty VIII, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


                                    Balanced Care Realty IX, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


                                    Balanced Care Realty X, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


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                                    Balanced Care Realty XI, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary

                                    Balanced Care Realty XII, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary

                                    Balanced Care Realty XIII, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary

                                    Balanced Care Realty XIV, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


                                    Balanced Care Realty XV, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


                                    Balanced Care Realty XVI, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


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                                    Balanced Care Realty XVII, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary

                                    Balanced Care Realty XVIII, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary

                                    Balanced Care Realty XIX, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


                                    Balanced Care Realty XX, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


                                    Balanced Care Realty XXI, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary

                                    Balanced Care Realty XXII, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


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                                    Balanced Care Realty XXIII, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary

                                    Balanced Care Realty XXIV, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


                                    Balanced Care Realty XXV, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


                                    Balanced Care Realty XXVI, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


                                    Balanced Care Realty XXVII, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


                                    Balanced Care Realty XXVIII, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


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                                    Balanced Care Realty XXIX, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


                                    Balanced Care Realty XXX, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


                                    Balanced Care Realty XXXI, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary

                                    Balanced Care Realty XXXII, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary

                                    Balanced Care Realty XXXIII, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary

                                    Balanced Care Realty XXXIV, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


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                                    Balanced Care Realty XXXV, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary

                                    Balanced Care Realty XXXVI, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary

                                    Balanced Care Realty XXXVII, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary

                                    Balanced Care Realty XXXVIII, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary

                                    Balanced Care Realty XXXIX, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


                                    COMPANIES:

                                    Balanced Care Realty at Altoona, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary

                                    Balanced Care Realty at Berwick, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


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                                    Balanced Care Realty at Lewistown, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary

                                    Balanced Care Realty at Mansfield, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary

                                    Balanced Care Realty at Martinsburg, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary

                                    Balanced Care Realty at Maumelle, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


                                    Balanced Care Realty at Mountain Home, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary



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                                    Balanced Care Realty at Peckville, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


                                    Balanced Care Realty at Reading, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


                                    Balanced Care Realty at Scranton, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


                                    Balanced Care Realty at Sherwood, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


                                    Balanced Care Realty at State College, Inc.

                                    By: /s/ Robin L. Barber
                                    Name:  Robin L. Barber
                                    Title: Vice President and Secretary


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                                    SECURED PARTY:

                                    FRR Investments Limited

                                    By: /s/J.B. Unsworth
                                    Name:  J.B. Unsworth
                                    Title: Director


                                    IPC Advisors S.A.R.L.

                                    By: /s/J.B. Unsworth
                                    Name:  J.B. Unsworth
                                    Title: Manager




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
                                   SCHEDULE 1

                                  SUBSIDIARIES

1.  Balanced Care Realty I, Inc.
2.  Balanced Care Realty II, Inc.
3.  Balanced Care Realty III, Inc.
4.  Balanced Care Realty IV, Inc.
5.  Balanced Care Realty V, Inc.
6.  Balanced Care Realty VI, Inc.
7.  Balanced Care Realty VII, Inc.
8.  Balanced Care Realty VIII, Inc.
9.  Balanced Care Realty IX, Inc.
10. Balanced Care Realty X, Inc.
11. Balanced Care Realty XI, Inc.
12. Balanced Care Realty XII, Inc.
13. Balanced Care Realty XIII, Inc.
14. Balanced Care Realty XIV, Inc.
15. Balanced Care Realty XV, Inc.
16. Balanced Care Realty XVI, Inc.
17. Balanced Care Realty XVII, Inc.
18. Balanced Care Realty XVIII, Inc.
19. Balanced Care Realty XIX, Inc.
20. Balanced Care Realty XX, Inc.
21. Balanced Care Realty XXI, Inc.
22. Balanced Care Realty XXII, Inc.
23. Balanced Care Realty XXIII, Inc.
24. Balanced Care Realty XXIV, Inc.
25. Balanced Care Realty XXV, Inc.
26. Balanced Care Realty XXVI, Inc.
27. Balanced Care Realty XXVII, Inc.
28. Balanced Care Realty XXVIII, Inc.
29. Balanced Care Realty XXIX, Inc.
30. Balanced Care Realty XXX, Inc.
31. Balanced Care Realty XXXI, Inc.
32. Balanced Care Realty XXXII, Inc.
33. Balanced Care Realty XXXIII, Inc.
34. Balanced Care Realty XXXIV, Inc.
35. Balanced Care Realty XXXV, Inc.
36. Balanced Care Realty XXXVI, Inc.
37. Balanced Care Realty XXXVII, Inc.
38. Balanced Care Realty XXXVIII, Inc.
39. Balanced Care Realty XXXIX, Inc.


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
                                   SCHEDULE 2

                                    COMPANIES

1.  Balanced Care Realty at Altoona, Inc.

2.  Balanced Care Realty at Berwick, Inc.

3.  Balanced Care Realty at Lewistown, Inc.

4.  Balanced Care Realty at Mansfield, Inc.

5.  Balanced Care Realty at Martinsburg, Inc.

6.  Balanced Care Realty at Maumelle, Inc.

7.  Balanced Care Realty at Mountain Home, Inc.

8.  Balanced Care Realty at Peckville, Inc.

9.  Balanced Care Realty at Reading, Inc.

10. Balanced Care Realty at Scranton, Inc.

11. Balanced Care Realty at Sherwood, Inc.

12. Balanced Care Realty at State College, Inc.


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